Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments And Contingencies [Abstract]
Commitments and contingencies

Note 25. Commitments and Contingencies

Commitments

Minimum purchase commitments

The Group has several supplier contracts primarily for production and packaging services where minimum purchase commitments exist in the contract terms. The commitments are associated with contracts that are enforceable and legally binding and that specify significant terms, including fixed or minimum services to be purchased and fixed, minimum or variable price provisions. For the six months ended June 30, 2025, volume adjustments related to co-packer arrangements in Europe & International and North America resulted in volume shortfall expenses of $5.6 million. The shortfall expenses are presented in cost of goods sold in the consolidated statement of operations.

Leases

The future cash outflows relating to leases that have not yet commenced are disclosed in Note 11 Leases.